
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATE HOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      26-Apr-99

-----------------------------------------------------------------------------------------------------------------------------------
                       Original          Beginning                                                                        Ending
                    Certificate        Certificate        Principal           Interest               Total           Certificate
       Class         Face Value            Balance     Distribution       Distribution        Distribution               Balance
-----------------------------------------------------------------------------------------------------------------------------------
       A-1        82,000,000.00       76,182,816.17    3,128,644.59         377,104.94        3,505,749.53         73,054,171.58
       A-2        45,000,000.00       45,000,000.00            0.00         225,000.00          225,000.00         45,000,000.00
       A-3        17,000,000.00       17,000,000.00            0.00          87,975.00           87,975.00         17,000,000.00
       A-4        18,000,000.00       18,000,000.00            0.00          99,000.00           99,000.00         18,000,000.00
       A-5        18,000,000.00       18,000,000.00            0.00          92,850.00           92,850.00         18,000,000.00
       A-6       165,000,000.00      158,408,087.58    3,044,153.72         764,407.03        3,808,560.75        155,363,933.86
       A-7        55,000,000.00       55,000,000.00            0.00         267,208.33          267,208.33         55,000,000.00
        R                  0.00                0.00            0.00               0.00                0.00                  0.00
    -------------------------------------------------------------------------------------------------------------------------------
    Total        400,000,000.00      387,590,903.75    6,172,798.31       1,913,545.30        8,086,343.61        381,418,105.44
    -------------------------------------------------------------------------------------------------------------------------------






    -------------------------------------------------------------------------------------------------------------------------------
                                         AMOUNTS PER $1,000 UNIT                                                        RATES
    -------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Ending
                                        Principal         Interest           Total           Certificate             Current Pass
       Class         CUSIP           Distribution     Distribution    Distribution               Balance             Through Rate
    -------------------------------------------------------------------------------------------------------------------------------
        A-1        09367MBA6          38.15420232      4.59884073      42.75304305          890.90453146                 5.94000%
        A-2        09367MBB4           0.00000000      5.00000000       5.00000000        1,000.00000000                 6.00000%
        A-3        09367MBC2           0.00000000      5.17500000       5.17500000        1,000.00000000                 6.21000%
        A-4        09367MBD0           0.00000000      5.50000000       5.50000000        1,000.00000000                 6.60000%
        A-5        09367MBE8           0.00000000      5.15833333       5.15833333        1,000.00000000                 6.19000%
        A-6        09367MBF5          18.44941648      4.63276988      23.08218636          941.59959915                 5.42688%
        A-7        09367MBG3           0.00000000      4.85833327       4.85833327        1,000.00000000                 5.83000%
    ------------------------------------------------------------------------------------------------------------------------------
        Total                         15.43199578      4.78386325      20.21585903          953.54526360
    -------------------------------------------------------------------------------------------------------------------------------

                                                                              Class A-6 Rate based on a LIBOR of:        4.93875%
                                                                                                                   --------------















PLEASE DIRECT ANY QUESTIONS OR COMMENTS TO THE FOLLOWING ADMINISTRATOR:

                                                     Jeff Kinney
                                                     The First National Bank of Chicago
                                                     Mail Suite 0126
                                                     Chicago, IL 60670

                                                                                                 Page 1
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
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                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATE HOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      26-Apr-99
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        Group I            Group II
                                                                                 ---------------       ------------
SEC. 7.09 (a)(i)               Scheduled Principal                                   150,455.40         101,911.86
                               Principal Prepayments                               2,315,495.34       2,266,478.56
                               Net Liquidation Proceeds                                    0.00               0.00
                               Paid Principal Carry Forward Amount                         0.00               0.00
                               Remaining Unpaid Principal Carry Forward Amount             0.00               0.00

SEC. 7.09 (a) (ii)             Compensating Interest                                       0.00               0.00
                               Paid Interest Carry Forward Amount                          0.00               0.00
                               Remaining Unpaid Interest Carry Forward Amount              0.00               0.00
                               A-7 Basis Risk Carryover Amount Paid                                           0.00
                               A-7 Basis Risk Carryover Amount Remaining                                      0.00

                                                                                        Group I           Group II           Total
                                                                                  --------------   ----------------  --------------
SEC. 7.09 (a)(iv), (xii)       Aggregate Group Loan Balance:                     173,123,030.51     215,623,243.27   388,746,273.78


SEC. 7.09 (a) (v)              Servicing Fees                                        163,991.93
                               Insurance Premium Amount                               69,914.00
                               Trustee Fee                                             4,263.79

SEC. 7.09 (a)(vii)             Current Delinquency Advances                        1,510,006.72
                               Current Servicing Advances                                  0.00
                               Total unreimbursed Delinquency Advances                     0.00
                               Total unreimbursed Servicing Advances                       0.00

                                                                ----------------------------------------     ----------------------
SEC. 7.09 (a) (viii) (A), (B)                                              Not in  Foreclosure or REO            In Foreclosure
                                                                ----------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                               Delinquencies                    Period           Number    Prin. Balance     Number   Prin. Balance
                               -------------------------------------------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days           1,083    58,828,888.08          0            0.00
                                                             30-59 Days             173     8,899,532.56          0            0.00
                                          Fixed Group        60-89 Days              61     3,803,975.72          0            0.00
                                                               90+ Days              33     2,226,922.74         15    1,305.056.46
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             941    84,263,323.03          0            0.00
                                                             30-59 Days             119    10,408,954.50          0            0.00
                                          Adj. Group         60-89 Days              38     3,171,500.51          4      298,601.58
                                                               90+ Days              18     1,811,596.50         14    1,119,307.65
                ----------------------------------------------------------------------------------------     ----------------------

SEC. 7.09 (a)(ix), (x)         Outstanding REO Properties                                       Number       Principal Balance
                                                                                               ----------------------------------
                               * New REO Properties - See separate schedule, if applicable             0                  0.00
SEC. 7.09 (a)(xi)              Insured Payment                                                      0.00
                                Class A-1 Allocation                                                0.00
                                Class A-2 Allocation                                                0.00
                                Class A-3 Allocation                                                0.00
                                Class A-4 Allocation                                                0.00
                                Class A-5 Allocation                                                0.00
                                Class A-6 Allocation                                                0.00
                                Class A-7 Allocation                                                0.00

                                                                                             Group I                 Group II
                                                                                             ------------           ---------------
SEC. 7.09 (a)(xiii)            Subordinated Amount                                          2,068,858.93             5,259,309.41
                               Subordination Deficit                                                0.00                     0.00
                               Specified Subordinated Amount                               11,070,005.62            16,957,429.39

SEC. 7.09 (a) (xiv)            Substitution Adjustments                                             0.00                     0.00
                               Loan Purchase Price amounts                                          0.00                     0.00

SEC. 7.09 (a)(xv)              Weighted Average Coupon                                          11.2885%                 10.1263%
                               Weighted Average Remaining Term to Maturity                           234                      342

SEC. 7.09 (a)(xvi)             Largest Loan Balance Outstanding                               438,512.05               665,212.18

SEC. 7.09 (a)(xvi)             Available Funds                                              3,381,136.89             3,440,927.36
                               Total Available Funds                                        4,043,830.74             4,116,690.66

                                                                                                Page 2
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

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATE HOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      26-Apr-99
-----------------------------------------------------------------------------------------------------------------------------------


                                                         REO Status

SEC. 7.09 (a) (x)              Mortgage Loans becoming REO Property during the preceding calendar month

                                                    Group      Loan Number       Principal Balance




                                                                                                 Page 3
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